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                                                                    Exhibit 24.1





                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accounts, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statement File No. 2-9822.

/s/  Arthur Andersen LLP

Hartford, Connecticut
March 10, 1995